                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                    Prescott Group Aggressive Small Cap,
                                         L.P.

Address:                                 1924 South Utica, Suite 1120
                                         Tulsa, OK 74104

Date of Event Requiring Statement:       11/13/19

Name:                                    Prescott Group Aggressive Small Cap II,
                                         L.P.

Address:                                 1924 South Utica, Suite 1120
                                         Tulsa, OK 74104

Date of Event Requiring Statement:       11/13/19

Name:                                    Prescott Group Aggressive Small Cap
                                         Master Fund, G.P.

Address:                                 1924 South Utica, Suite 1120
                                         Tulsa, OK 74104

Date of Event Requiring Statement:       11/13/19

Name:                                    Phil Frohlich

Address:                                 1924 South Utica, Suite 1120
                                         Tulsa, OK 74104

Date of Event Requiring Statement:       11/13/19